Exhibit 10.10

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Alexander Blaunstein

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

Secumedicom Ltd.

By: /s/ Yossi Biderman
President

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Eran Moss

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Dr. Yafim Smolyak

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Lior Ben Hur
Lior Ben Hur

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

Aliad M.C.S. Ltd.

By: /s/ Ygal Dikovsky
Name:       Ygal Dikovsky
Address:  8 Haguy St., Hod-Hasharon, Israel

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Borris Krasney

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

Yorkstone Enterprises Ltd.

/s/ Yoram Gwach
Yoram Gwach, director

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Efi Oshaya

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

By: /s/ Bunim Brimmer

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Sharon Brimmer

LOCK UP AGREEMENT

The undersigned agrees that, during the period commencing on the date hereof and continuing until the fifteenth (15) month anniversary thereof, he will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any of his shares of common stock of mBeach Software, Inc. (the “Company”), including without limitation, options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

In order to enable the enforcement of this agreement, the undersigned hereby consents to the placing of legends and/or stop orders with the transfer agent of the Company with respect to the shares and the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Any obligations of the undersigned under this agreement shall be binding upon the heirs and personal representatives of the undersigned.

This agreement shall be governed by and construed in accordance with the laws of the New York without regard to the principles of conflict of laws.

Signature

/s/ Inbar Brimmer